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                                                                   EXHIBIT 10.11

                          ESPERION THERAPEUTICS, INC.

                         EMPLOYEE STOCK PURCHASE PLAN
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                               TABLE OF CONTENTS

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                                                                                                               Page
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ARTICLE I......................................................................................................   1
     Introduction..............................................................................................   1
     Sec. 1.01  Statement of Purpose...........................................................................   1
     Sec. 1.02  Internal Revenue Code Considerations...........................................................   1
     Sec. 1.03  ERISA Considerations...........................................................................   1

ARTICLE II.....................................................................................................   1
     Definitions...............................................................................................   1
     Sec. 2.01  Board of Directors.............................................................................   1
     Sec. 2.02  Code...........................................................................................   1
     Sec. 2.03  Committee......................................................................................   1
     Sec. 2.04  Company........................................................................................   1
     Sec. 2.05  Compensation...................................................................................   1
     Sec. 2.06  Effective Date.................................................................................   1
     Sec. 2.07  Election Date..................................................................................   2
     Sec. 2.08  Eligible Employee..............................................................................   2
     Sec. 2.09  Employer.......................................................................................   2
     Sec. 2.10  Exchange Act...................................................................................   2
     Sec. 2.11  Market Value...................................................................................   2
     Sec. 2.12  Participant....................................................................................   2
     Sec. 2.13  Participation Form.............................................................................   2
     Sec. 2.14  Plan...........................................................................................   2
     Sec. 2.15  Plan Year......................................................................................   2
     Sec. 2.16  Public Offering................................................................................   2
     Sec. 2.17  Purchase Date..................................................................................   3
     Sec. 2.18  Purchase Period................................................................................   3
     Sec. 2.19  Purchase Price.................................................................................   3
     Sec. 2.20  Stock..........................................................................................   3
     Sec. 2.21  Subsidiary.....................................................................................   3

ARTICLE III....................................................................................................   3
     Admission to Participation................................................................................   3
     Sec. 3.01  Initial Participation..........................................................................   3
     Sec. 3.02  Discontinuance of Participation................................................................   3
     Sec. 3.03  Readmission to Participation...................................................................   3

ARTICLE IV.....................................................................................................   4
     Stock Purchase and Resale.................................................................................   4
     Sec. 4.01  Reservation of Shares..........................................................................   4
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     Sec. 4.02  Limitation on Shares Available.................................................................   4
     Sec. 4.03  Purchase Price of Shares.......................................................................   5
     Sec. 4.04  Exercise of Purchase Privilege.................................................................   5
     Sec. 4.05  Payroll Deductions.............................................................................   5
     Sec. 4.06  Payment for Stock..............................................................................   6
     Sec. 4.07  Share Ownership; Issuance of Certificates......................................................   6
     Sec. 4.08  Distribution of Shares or Resale of Stock......................................................   7

ARTICLE V......................................................................................................   7
     Special Adjustments.......................................................................................   7
     Sec. 5.01  Shares Unavailable.............................................................................   7
     Sec. 5.02  AntiDilution Provisions........................................................................   8
     Sec. 5.03  Effect of Certain Transactions.................................................................   8

ARTICLE VI.....................................................................................................   8
     Miscellaneous.............................................................................................   8
     Sec. 6.01  Non-Alienation.................................................................................   8
     Sec. 6.02  Administrative Costs...........................................................................   8
     Sec. 6.03  Committee......................................................................................   9
     Sec. 6.04  Withholding of Taxes...........................................................................   9
     Sec. 6.05  Amendment of the Plan..........................................................................   9
     Sec. 6.06  Expiration and Termination of the Plan.........................................................   9
     Sec. 6.07  Repurchase of Stock............................................................................   9
     Sec. 6.08  Notice.........................................................................................   9
     Sec. 6.09  Government Regulation..........................................................................  10
     Sec. 6.10  Headings, Captions, Gender.....................................................................  10
     Sec. 6.11  Severability of Provisions, Prevailing Law.....................................................  10
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                                   ARTICLE I
                                 Introduction

                  Sec. 1.01 Statement of Purpose. The purpose of the Esperion Therapeutics, Inc. Employee Stock Purchase Plan is to provide eligible employees of the Company and its subsidiaries an opportunity to purchase common stock of the Company. The Board of Directors of the Company believes that employee participation in stock ownership will be to the mutual benefit of the employees and the Company. The Plan will be implemented if and when the Company has a public offering of its stock. The Plan must be approved by the stockholders of the Company within 12 months after the date on which the Plan is adopted.

                  Sec. 1.02 Internal Revenue Code Considerations. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended.

                  Sec. 1.03 ERISA Considerations. The Plan is not intended and shall not be construed as constituting an "employee benefit plan," within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.


                                  ARTICLE II
                                  Definitions

                  Sec. 2.01 "Board of Directors" means the Board of Directors of the Company.

                  Sec. 2.02 "Code" means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be taken to be references to corresponding sections of any successor statute.

                  Sec. 2.03 "Committee" means the committee appointed by the Board of Directors to administer the Plan, as provided in Section 6.03.

                  Sec. 2.04 "Company" means Esperion Therapeutics, Inc., or any successor by merger or otherwise.

                  Sec. 2.05 "Compensation" means a Participant's base wages and overtime pay, before giving effect to any compensation reductions made in connection with plans described in section 401(k) or 125 of the Code.

                  Sec. 2.06 "Effective Date" shall mean the date on which the underwriting agreement between the Company and the principal underwriters for the Company's Public Offering is executed.

                  Sec. 2.07 "Election Date" means 15 days before the Effective Date and 15 days before each subsequent October 1, January 1, April 1 and July 1 thereafter, or such other dates
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as the Committee shall specify. The first Election Date for the Plan shall be 15 days before the Effective Date.

                  Sec. 2.08  "Eligible Employee" means each employee of the
Employer:

                  (i) Who is employed by the Employer as an employee (and not as an independent contractor),

                  (ii) Whose customary employment is for more than 20 hours per week and for more than five months per year, and

                  (iii) Who is not deemed for purposes of section 423(b)(3) of the Code to own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary.

                  Sec. 2.09  "Employer" means the Company and each Subsidiary.

                  Sec. 2.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and as the same may hereafter be amended.

                  Sec. 2.11 "Market Value" means the last price for the Stock as reported on the principal market on which the Stock is traded for the date of reference. If there was no such price reported for the date of reference, "Market Value" means the last reported price for the Stock on the day next preceding the date of reference for which such price was reported or, if there was no such reported price, the fair market value as determined by the Committee.

                  Sec. 2.12 "Participant" means each Eligible Employee who elects to participate in the Plan.

                  Sec. 2.13 "Participation Form" means the instrument prescribed by the Committee pursuant to which an Eligible Employee may enroll as a Participant and subscribe for the purchase of shares of Stock on the terms and conditions offered by the Company. The Participation Form is intended to evidence the Company's offer of an option to the Eligible Employee to purchase Stock on the terms and conditions set forth therein and herein.

                  Sec. 2.14 "Plan" means the Esperion Therapeutics, Inc. Employee Stock Purchase Plan, as set forth herein and as hereafter amended.

                  Sec. 2.15 "Plan Year" means each calendar year during which the Plan is in effect.

                  Sec. 2.16 "Public Offering" means the effective date of the initial registration of the Company's Stock under Section 12(g) of the Exchange Act.

                  Sec. 2.17 "Purchase Date" means the last day of each Purchase Period.

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                  Sec. 2.18  "Purchase Period" means each three-month period or other period specified by the Committee, beginning on or after the Effective Date, during which the Participant's Stock purchase is funded through payroll deduction accumulations. The initial Purchase Period shall begin on the Effective Date and end on September 30, 2000.

                  Sec. 2.19 "Purchase Price" means the purchase price for shares of Stock purchased under the Plan, determined as set forth in Section 4.03.

                  Sec. 2.20  "Stock" means the common stock of the Company.

                  Sec. 2.21 "Subsidiary" means any present or future corporation which (i) constitutes a "subsidiary corporation" of the Company as that term is defined in section 424 of the Code and (ii) is designated as a participating entity in the Plan by the Committee. Unless the Committee specifically designates otherwise, a Canadian or other foreign subsidiary shall not be considered a Subsidiary for purposes of the Plan, and employees of such a subsidiary shall not be Eligible Employees.


                                  ARTICLE III
                          Admission to Participation

                  Sec. 3.01 Initial Participation. An Eligible Employee may elect to participate in the Plan and may become a Participant effective as of any Election Date, by executing and filing with the Committee a Participation Form at such time in advance of the Election Date as the Committee shall prescribe. The Participation Form shall remain in effect until it is modified through discontinuance of participation under Section 3.02 or a change under
Section 4.05.

                  Sec. 3.02 Discontinuance of Participation. A Participant may voluntarily cease his or her participation in the Plan and stop payroll deductions at any time by filing a withdrawal form at such time in advance of the effective date as the Committee shall prescribe. If a Participant ceases participation in the Plan, the Participant may request payment of any funds held in his or her account under the Plan, and the Participant may not again elect to participate in the Plan until the next Election Date. Notwithstanding anything in the Plan to the contrary, if a Participant ceases to be an Eligible Employee, his or her participation automatically shall cease, no further purchase of Stock shall be made for the Participant, and the Participant may request payment of any funds held in his or her account under the Plan.

                  Sec. 3.03 Readmission to Participation. Any Eligible Employee who has previously been a Participant, who has discontinued participation (whether by cessation of eligibility or otherwise), and who wishes to be reinstated as a Participant may again become a Participant by executing and filing with the Committee a new Participation Form. Reinstatement to Participant status shall be effective as of any Election Date, provided the

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Participant files a new Participation Form with the Committee at such time in advance of the Election Date as the Committee shall prescribe.


                                  ARTICLE IV
                           Stock Purchase and Resale

                  Sec. 4.01 Reservation of Shares. There shall be 500,000 shares of Stock reserved for issuance or transfer under the Plan, subject to adjustment in accordance with Section 5.02. Except as provided in Section 5.02, the aggregate number of shares of Stock that may be purchased under the Plan shall not exceed the number of shares of Stock reserved under the Plan.

                  Sec. 4.02  Limitation on Shares Available.

                         (a)      The maximum number of shares of Stock that
may be purchased for each Participant on a Purchase Date is the lesser of (a) the number of whole and fractional shares of Stock that can be purchased by applying the full balance of the Participant's withheld funds to the purchase of shares of Stock at the Purchase Price, or (b) the Participant's proportionate part of the maximum number of shares of Stock available under the Plan, as stated in Section 4.01.

                         (b)      Moreover, the maximum number of shares that
a Participant may purchase during a Purchase Period is 250,000 shares (subject to the limits of Section 4.02(d) and subject to adjustment as described in
Section 5.02).

                         (c)      Notwithstanding the foregoing, if any person
entitled to purchase shares pursuant to any offering under the Plan would be deemed for purposes of section 423(b)(3) of the Code to own stock (including any number of shares of Stock that such person would be entitled to purchase under the Plan) possessing five percent or more of the total combined voting power or value of all classes of stock of Company, the maximum number of shares of Stock that such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which, when added to the number of shares of stock that such person is deemed to own (excluding any number of shares of Stock that such person would be entitled to purchase under the Plan), is one less than such five percent. Any amounts withheld from a Participant's compensation that cannot be applied to the purchase of Stock by reason of the foregoing limitation shall be returned to the Participant as soon as practicable.

                         (d)      A Participant may not purchase shares of
Stock having an aggregate Market Value of more than $25,000, determined at the beginning of each Purchase Period, for any calendar year in which one or more offerings under this Plan are outstanding at any time, and a Participant may not purchase a share of Stock under any offering after the expiration of the Purchase Period for the offering.

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                  Sec. 4.03  Purchase Price of Shares. Before the beginning of each Purchase Period, the Committee shall establish the method for determining the Purchase Price per share of the Stock to be sold to Participants for the Purchase Period. The Purchase Price per share of Stock to be sold to Participants for the initial Purchase Period beginning on the Effective Date shall be the lower of (i) the Market Value per share on the Effective Date or
(ii) 85% of the Market Value per share on the Purchase Date. For subsequent Purchase Periods, unless the Board of Directors determines otherwise, the Purchase Price per share shall be the lower of (i) 85% of the Market Value of such share on the first day of the Purchase Period or (ii) 85% of the Market Value of such share on the Purchase Date. The Board of Directors may determine that the Purchase Price shall be the Market Value, or a percentage of the Market Value, on either of such dates or the lower of such dates, so long as the percentage shall not be lower than 85% of such Market Value.

                  Sec. 4.04  Exercise of Purchase Privilege.

                         (a)      As of the first day of each Purchase Period,
each Participant shall be granted an option to purchase shares of Stock at the Purchase Price specified in Section 4.03. The option shall continue in effect through the Purchase Date for the Purchase Period. Subject to the provisions of
Section 4.02 above and Section 4.04(c), on each Purchase Date, the Participant shall automatically be deemed to have exercised his or her option to purchase shares of Stock, unless he or she notifies the Committee, in such manner and at such time in advance of the Purchase Date as the Committee shall prescribe, of his or her desire not to make such purchase.

                         (b)      Subject to the provisions of Section 4.02,
there shall be purchased for the Participant on each Purchase Date, at the Purchase Price for the Purchase Period, the largest number of whole shares of Stock as can be purchased with the amounts withheld from the Participant's Compensation during the Purchase Period. Each such purchase shall be deemed to have occurred on the Purchase Date occurring at the close of the Purchase Period for which the purchase was made. Any amounts that are withheld from a Participant's Compensation in a Purchase Period and that remain after the purchase of whole shares of Stock on a Purchase Date will be held in the Participant's account and applied on the Participant's behalf to purchase Stock on the next Purchase Date.

                  Sec. 4.05 Payroll Deductions. Each Participant shall authorize payroll deductions from his or her Compensation for the purpose of funding the purchase of Stock pursuant to his or her Participation Form. In the Participation Form, each Participant shall authorize an after-tax payroll deduction from each payment of Compensation during the Purchase Period of an amount not less than $25 per paycheck and not more than 15% of such Participant's Compensation. A Participant may change the deduction to any permissible level effective as of any Election Date. A change shall be made by filing with the Committee a notice in such form and at such time in advance of the Election Date on which the change is to be effective as the Committee shall prescribe.

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                  Sec. 4.06  Payment for Stock. The Purchase Price for all
shares of Stock purchased by a Participant under the Plan shall be paid out of the Participant's authorized payroll deductions. All funds received or held by the Company under the Plan are general assets of the Company, shall be held free of any trust or other restriction, and may be used for any corporate purpose.

                  Sec. 4.07  Share Ownership; Issuance of Certificates.

                         (a)      The shares of Stock purchased by a Participant
on a Purchase Date shall, for all purposes, be deemed to have been issued or sold at the close of business on the Purchase Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall inure to the Participant with respect to such shares of Stock. All the shares of Stock purchased under the Plan shall be delivered by the Company in a manner as determined by the Committee.

                         (b)      The Committee, in its sole discretion, may
determine that shares of Stock shall be delivered by (i) issuing and delivering to the Participant a certificate for the number of shares of Stock purchased by the Participant, (ii) issuing and delivering certificates for the number of shares of Stock purchased to a firm which is a member of the National Association of Securities Dealers, as selected by the Committee from time to time, which shares shall be maintained by such firm in a separate brokerage account for each Participant, or (iii) issuing and delivering certificates for the number of shares of Stock purchased by Participants to a bank or trust company or affiliate thereof, as selected by the Committee from time to time, which shares may be held by such bank or trust company or affiliate in street name, but with a separate account maintained by such entity for each Participant reflecting such Participant's share interests in the Stock. Each certificate or account, as the case may be, may be in the name of the Participant or, if he or she so designates on the Participant's Participation Form, in the Participant's name jointly with the Participant's spouse, with right of survivorship, or in such other form as the Committee may permit.

                         (c)      The Committee, in its sole discretion, may
impose such restrictions or limitations as it shall determine on the resale of Stock, the issuance of individual stock certificates or the withdrawal from any stockholder accounts established for a Participant.

                         (d)      If, under Section 4.07(b), certificates for
Stock are held for the benefit of the Participant, any dividends payable with respect to shares of Stock credited to a stockholder account of a Participant will, at the Participant's election, either be (i) reinvested in shares of Stock and credited to the Participant's account (with fractional shares credited in cash) or (ii) paid directly to the Participant. If dividends are reinvested in shares of Stock, such reinvestment shall be made based on the Market Value of the Stock at the date of the reinvestment, with no discount from Market Value.

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                  Sec. 4.08  Distribution of Shares or Resale of Stock.

                         (a)      A Participant may request a distribution of
shares of Stock purchased for the Participant under the Plan or order the sale of such shares at any time by making a request in such form and at such time as the Committee shall prescribe.

                         (b)      If a Participant terminates his or her
employment with the Employer or otherwise ceases to be an Eligible Employee, the Participant shall receive a distribution of his or her shares of Stock held in any stockholder account established pursuant to Section 4.07(b), unless the Participant elects to have the shares of Stock sold in accordance with such procedures as the Committee shall prescribe.

                         (c)      If a Participant is to receive a distribution
of shares of Stock, or if shares are to be sold, the distribution or sale shall be made in whole shares of Stock, with fractional shares paid in cash. Any brokerage commissions resulting from a sale of Stock shall be deducted from amounts payable to the Participant.


                                   ARTICLE V
                              Special Adjustments

                  Sec. 5.01 Shares Unavailable. If, on any Purchase Date, the aggregate funds available for the purchase of Stock would purchase a number of shares in excess of the number of shares of Stock then available for purchase under the Plan, the following events shall occur:

                         (a)      The number of shares of Stock that would
otherwise be purchased by each Participant shall be proportionately reduced on the Purchase Date in order to eliminate such excess; and

                         (b)      The Plan shall automatically terminate
immediately after the Purchase Date as of which the supply of available shares is exhausted.

                  Sec. 5.02 Anti-Dilution Provisions. The aggregate number of shares of Stock reserved for purchase under the Plan, as provided in Section 4.01, the maximum number of shares that may be purchased by a Participant as provided in Section 4.02(b), and the calculation of the Purchase Price per share may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend, or other increase or decrease in such shares, if effected without receipt of consideration by the Company.

                  Sec. 5.03 Effect of Certain Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any offering hereunder shall pertain to and apply to the shares of stock of the

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Company. However, in the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving corporation, the Plan and any offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, unless the Board determines otherwise, and the balance of any amounts withheld from a Participant's Compensation which have not by such time been applied to the purchase of Stock shall be returned to the Participant.


                                  ARTICLE VI
                                Miscellaneous.

                  Sec. 6.01 Non-Alienation. Except as set forth below, the right to purchase shares of Stock under the Plan is personal to the Participant, is exercisable only by the Participant during the Participant's lifetime and may not be assigned or otherwise transferred by the Participant. If a Participant dies, unless the executor, administrator or other personal representative of the deceased Participant directs otherwise, any amounts previously withheld from the Participant's Compensation during the Purchase Period in which the Participant dies shall be used to purchase Stock on the Purchase Date for the Purchase Period. After that Purchase Date, there shall be delivered to the executor, administrator or other personal representative of the deceased Participant all shares of Stock and such residual amounts as may remain to the Participant's credit under the Plan.

                  Sec. 6.02 Administrative Costs. The Company shall pay the administrative expenses associated with the operation of the Plan (other than brokerage commissions resulting from sales of Stock directed by Participants).

                  Sec. 6.03 Committee. The Board of Directors shall appoint a Committee, which shall have the authority and power to administer the Plan and to make, adopt, construe, and enforce rules and regulations not inconsistent with the provisions of the Plan. The Committee shall adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the Participation Form, payroll withholding authorizations, requests for distribution of shares, and all other notices required hereunder. The Committee shall have the fullest discretion permissible under law in the discharge of its duties. The Committee's interpretations and decisions with respect to the Plan shall be final and conclusive.

                  Sec. 6.04 Withholding of Taxes. All acquisitions and sales of Stock under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements if the Internal Revenue Service or other taxing authority requires such withholding. The Company may require that Participants pay to the Company (or make other arrangements satisfactory to the Company for the payment of) the amount of any federal, state or local taxes that the Company is required to withhold with respect to the purchase of Stock or the sale of Stock acquired under the Plan, or the Company may deduct from the Participant's wages or other compensation the amount of any withholding taxes dues with respect to the purchase of Stock or the sale of Stock acquired under the Plan.

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                  Sec. 6.05  Amendment of the Plan. The Board of Directors may,
at any time and from time to time, amend the Plan in any respect, except that any amendment that is required to be approved by the stockholders under Section 423 of the Code shall be submitted to the stockholders of the Company for approval.

                  Sec. 6.06 Expiration and Termination of the Plan. The Plan shall continue in effect for ten years from the Effective Date, unless terminated prior to that date pursuant to the provisions of the Plan or pursuant to action by the Board of Directors. The Board of Directors shall have the right to terminate the Plan at any time without prior notice to any Participant and without liability to any Participant. Upon the expiration or termination of the Plan, the balance, if any, then standing to the credit of each Participant from amounts withheld from the Participant's Compensation which has not, by such time, been applied to the purchase of Stock shall be refunded to the Participant.

                  Sec. 6.07 Repurchase of Stock. The Company shall not be required to purchase or repurchase from any Participant any of the shares of Stock that the Participant acquires under the Plan.

                  Sec. 6.08 Notice. A Participation Form and any notice that a Participant files pursuant to the Plan shall be on the form prescribed by the Committee and shall be effective only when received by the Committee. Delivery of such forms may be made by hand or by certified mail, sent postage prepaid, to the Company's corporate headquarters, or such other address as the Committee may designate. Delivery by any other mechanism shall be deemed effective at the option and discretion of the Committee.

                  Sec. 6.09 Government Regulation. The Company's obligation to sell and to deliver the Stock under the Plan is at all times subject to all approvals of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

                  Sec. 6.10 Headings, Captions, Gender. The headings and captions herein are for convenience of reference only and shall not be considered as part of the text. The masculine shall include the feminine, and vice versa.

                  Sec. 6.11 Severability of Provisions, Prevailing Law. The provisions of the Plan shall be deemed severable. In the event any such provision is determined to be unlawful or unenforceable by a court of competent jurisdiction or by reason of a change in an applicable statute, the Plan shall continue to exist as though such provision had never been included therein (or, in the case of a change in an applicable statute, had been deleted as of the date of such change). The Plan shall be governed by the laws of the State of Delaware to the extent such laws are not in conflict with, or superseded by, federal law.

                                       9